COHEN & STEERS REAL ASSETS FUND, INC.

CLASS A (RAPAX), CLASS C (RAPCX), CLASS F (RAPFX), CLASS I (RAPIX),

CLASS R (RAPRX) AND CLASS Z (RAPZX) SHARES

Supplement dated May 23, 2024 to

Summary Prospectus and Prospectus dated May 1, 2024, as amended May 9, 2024

Statement of Additional Information dated May 1, 2024

Effective immediately, Yigal Jhirad is added as a portfolio manager of Cohen & Steers Real Assets Fund, Inc. (the “Fund”).

Accordingly, effective immediately, the following disclosure will be added to the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and the Summary Section of the Prospectus:

The Fund’s portfolio managers are:

Yigal Jhirad, commodities asset class— Executive Vice President of the Advisor. Mr. Jhirad has been a portfolio manager of the Fund since 2024.

In addition, effective immediately, the following disclosure is added to the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus:

Yigal Jhirad – Mr. Jhirad joined the Advisor in 2007 and currently serves as Executive Vice President of the Advisor. He is based in New York.

Further, effective immediately, Mr. Jhirad is added to the “Accounts Managed” table with respect to the Fund in the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information, as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Real Assets Fund*
Yigal Jhirad	1	$386	0	$0	0	$0

*	Other accounts managed data as of April 30, 2024.

Furthermore, the “Share Ownership” table in the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised, effective immediately, to reflect the fact that, effective April 30, 2024, Yigal Jhirad owned $10,001-$50,000 of securities of the Fund.

Also, effective immediately, the second and third paragraphs of the section of the Summary Prospectus and the Summary Section of the Prospectus entitled “Principal Investment Strategies” are hereby deleted in their entirety and replaced with the following:

The Fund is actively managed by the Advisor. To pursue its goal, the Advisor combines a top-down approach, focused on identifying relative value across multiple classes of real assets, with bottom-up security selection based on fundamental research concentrated at the sector-, industry-, and security-levels, as well as quantitative commodity strategies.

When making allocation decisions, the Advisor conducts quantitative and qualitative analysis, aiming to optimize the balance between relative return potential and risk across asset classes. The goal of this process is to establish a target asset allocation for the Fund intended to meet its objectives while maintaining a risk/return profile that is consistent with the Fund’s investment objectives. In choosing investments at the asset class level, the Advisor, through its specialized investment teams, follows an active fundamental approach with respect to equity and fixed income investments, and a quantitative approach with respect to commodity-related investments, in each case focused on identifying what are believed to be securities or trading strategies possessing superior risk-adjusted return profiles. For each real asset allocation, the Advisor seeks to outperform a passive allocation to that asset class over a full market cycle. While the Fund is not constrained to allocate its investments among asset classes according to specific ranges, under normal circumstances the Advisor expects the Fund’s assets to be allocated to each asset class within the allocation ranges set forth in the table below. In addition, the Advisor has appointed a committee (the “Asset Allocation Committee”) consisting of a select group of the Advisor’s senior investment professionals, to periodically review the Fund’s asset allocation and allocation targets. Actual allocations may vary at any time and may move and remain outside of these ranges for a variety of reasons, including, but not limited to, changes in investment outlook, market movements, cash flows into or out of the Fund and other factors, such as that investments and investment exposures held within one asset class will overlap with another asset class (e.g., gold and other precious metals overlap with the commodities and natural resource companies asset classes).

In addition, effective immediately, the section of the Summary Prospectus and the Summary Section of the Prospectus entitled “Principal Investment Strategies—Commodities” is hereby deleted and restated in its entirety as follows:

COMMODITIES

Commodities are assets that have tangible properties and that are used in commerce, such as fuels (e.g., crude oil, natural gas and gasoline), precious and industrial metals, livestock and agricultural products. The Fund intends to have targeted exposure to commodities, diversified across various sectors and industries.

The Fund seeks to gain exposure to commodity markets, either directly or through the Subsidiary, by investing in derivatives, primarily in exchange traded commodity futures contracts, call and put options on commodity futures contracts, and commodity swaps. The Fund may invest in exchange traded products, such as exchange-traded funds (“ETFs”) or exchange traded notes (“ETNs”), that have exposure to commodities. As part of its investment strategy, the Fund, either directly or through the Subsidiary, will also hold cash or cash equivalents, fixed income securities or other assets to serve as margin or collateral for its positions in these derivative instruments. Generally, these derivative instruments produce leveraged exposure to the commodities markets.

The Fund strives to keep its Commodities allocation fully invested, except during periods of repositioning, to address settlement issues, to provide sufficient cash and cash equivalents for daily margin maintenance and in other appropriate circumstances as determined by the Advisor.

In addition, effective immediately, the section of the Prospectus entitled “Investment Objectives, Principal Investment Strategies and Related Risks—Principal Investment Strategies—Commodities” is hereby deleted and restated in its entirety as follows:

COMMODITIES

The Advisor will actively manage the Fund’s and the Subsidiary’s commodity-related investments pursuant to its proprietary investment strategy. The Advisor seeks to generate attractive returns and deliver broad and diversified commodities exposure using quantitative analysis and techniques. The Advisor will seek to gain exposure to commodity markets, either directly or through the Subsidiary, by investing in derivatives such as commodity futures and forward contracts, call and put options on commodity futures and forward contracts, commodity linked notes, and commodity swaps. The Fund may also invest in exchange traded products, such as ETF or exchange traded notes (“ETNs”) that have exposure to commodities. These instruments will be utilized to implement a strategy that employs various quantitative techniques, such as the evaluation of term structure or relative value analysis, to determine commodity exposures and contract selection. The selection and allocation to various quantitative techniques will be based on in depth research process conducted by the Advisor to evaluate, by way of example, the expected effectiveness of each approach, the current market environment, and desired levels of risk. The Advisor focuses on a diverse universe of commodities for which futures are traded on major global exchanges. In order to be considered for investment, a commodity-linked derivative instrument must generally meet the Advisor’s criteria for liquidity.

At the discretion of the Advisor, the Fund and the Subsidiary (i) may purchase futures contracts, options on futures contracts, commodity swaps and other commodity-related derivative instruments providing long exposure to commodity markets (“Long Positions”), (ii) may sell futures contracts that it will repurchase at a later date, options on futures contracts, commodity swaps and other commodity-related derivative instruments providing short exposure to commodity markets (“Short Positions”) or (iii) may combine Long Positions and Short Positions in different futures contracts, call or put options on futures contracts, commodity swaps and other commodity-related derivative instruments that the Advisor deems to be economically related (“Spread Trades”).

Under normal market conditions, the Advisor expects that the investment exposure of the Fund’s Long Positions may be up to approximately 130% of the net assets of the commodities allocation of the Fund and the investment exposure of the Fund’s Short Positions may be up to approximately 30% of the net assets of the commodities allocation of the Fund. The Fund may, from time to time, be leveraged as a result of its investments in commodities so that the Fund’s (and the Subsidiary’s) net investments in commodities may exceed the net assets of the commodities allocation of the Fund (including its interest in the Subsidiary). Commodity-related derivatives instruments, such as swaps and notes, may also contain additional leverage inherent within the instrument. The Advisor expects that, under normal market conditions, the Fund’s net investment exposure (Long Positions minus Short Positions) will equal approximately 100% of the net assets of the commodities allocation of the Fund. The Fund may determine the investment exposure of a commodity-related derivative instrument by reference to its market value or notional value, depending on the instrument’s characteristics and circumstances. The Fund’s positions in commodity-related derivative instruments will be fully collateralized, which will reduce the leveraging effect of these instruments.

Additionally, effective July 1, 2024, Nicholas Koutsoftas and Benjamin Ross will no longer be portfolio managers of the Fund, and Mr. Ross will no longer be an officer of the Fund. Accordingly, all references to Messrs. Koutsoftas and Ross will be removed from the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, effective July 1, 2024.

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RAPSUMPRO – 05.23.2024